MASSMUTUAL ADVANTAGE FUNDS
MassMutual Global Floating Rate Fund
MassMutual Global Credit Income Opportunities Fund
MassMutual Emerging Markets Debt Blended Total Return Fund
MassMutual Global Emerging Markets Equity Fund
Supplement dated December 22, 2021 to the
Prospectus dated December 10, 2021
This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.
Effective immediately, the following information supplements the information found in the third paragraph under the heading Additional Information in the section titled About the Classes of Shares – I, Y, L, and C Shares on page 59:
A financial intermediary may, by agreement with the Distributor or MML Advisers, make available to its wrap-fee, or similarly structured, programs or its institutional clients shares of one class or a limited number of classes of the Funds and may waive the applicable investment minimums described above.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3000M(ADV)-21-01